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                                                                     EXHIBIT 4.3

                              CERTIFICATE OF TRUST


         The undersigned, the trustees of Advanta Capital Trust I, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C.
Section 3810, hereby certify as follows:

(a)  The name of the business trust being formed hereby (the
     "Trust") is Advanta Capital Trust I."

(b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                 Chase Manhattan Bank Delaware
                 1201 Market Street
                 Wilmington, Delaware  19801
                 Attention:  Corporate Trust Administration

(c)  This Certificate of Trust shall be effective as of the date of the filing.

Dated:  December 4, 1996


                                            /s/ William A. Rosoff
                                            ---------------------
                                            Name:  William A. Rosoff
                                            Title: Regular Trustee


                                            /s/ Richard A. Greenawalt
                                            -------------------------
                                            Name:  Richard A. Greenawalt
                                            Title: Regular Trustee


                                            /s/ David D. Wesselink
                                            ----------------------
                                            Name:  David D. Wesselink
                                            Title: Regular Trustee


                                            Chase Manhattan Bank Delaware


                                            By: /s/ John J. Cashin
                                                ------------------
                                                Name:  John J. Cashin
                                                Title: Senior Trust Officer